                                                                     EXHIBIT 1.1



FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 2000

ADCPB BALANCE
Initial ADCPB                                               85,790,915.00
Prior Month ADCPB                                           10,767,266.80
Current Month ADCPB (Before addition of New Property)        9,963,270.34
Base Principal Amount (Prior - Current)                        803,996.46
Add:  ADCPB of New Transferred Property                              0.00
Ending ADCPB (Current + ADCPB of New Property)               9,963,270.34

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                   7,159,482.94
     Class A Certificate Rate                                        6.85%
     One twelfth of Class A Certificate Rate                         0.57%
     Class A Certificate Interest                               40,868.72
     Prior Month Class A Overdue Interest                            0.00

     Class A Interest Due                                       40,868.72
     Class A Interest Paid                                      40,868.72

     Current Month Class A Overdue Interest                          0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                   7,159,482.94
     Class A Percentage                                             86.00%
     Base Principal Amount                                     803,996.46
                                                            -------------
     Class A Base Principal Distribution Amount                691,436.96
     Prior Month Class A Overdue Principal                           0.00
                                                            -------------
     Total A Note Principal Due                                691,436.96
     Additional amount due for floor payment                    52,154.73
     Additional Class A Principal Due                                0.00
                                                            -------------
     Class A Principal Paid                                    743,591.69

     Class A Overdue Principal                                       0.00
                                                            -------------

     Current Month Class A Principal Balance                 6,415,891.25

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 2000


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance            332,999.61
     Class B-1 Certificate Rate                               7.63%
     One twelfth of Class B-1 Certificate Rate                0.64%
     Class B-1 Certificate Interest                       2,117.32
     Prior Month Class B-1 Overdue Interest                   0.00

     Class B-1 Interest Due                               2,117.32
     Class B-1 Interest Paid                              2,117.32

     Current Month Class B-1 Overdue Interest                 0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance            332,999.61
     Class B-1 Percentage                                     4.00%
     Base Principal Amount                              803,996.46
     Class B-1 Base Principal Distribution Amount        32,159.86
     Prior Month B-1 Overdue Principal                        0.00
     Additional amount due for floor payment              2,425.80
                                                        ----------
     Total B-1 Note Principal Due                        34,585.66

     Class B-1 Principal Paid                            34,585.66


     Class B-1 Overdue Principal                              0.00

     Current Month Class B-1 Principal Balance          298,413.94

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 2000


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance              332,999.61
     Class B-2 Certificate Rate                                 8.17%
     One twelfth of Class B-2 Certificate Rate                  0.68%
     Class B-2 Certificate Interest                         2,267.17
     Prior Month Class B-2 Overdue Interest                     0.00

     Class B-2 Interest Due                                 2,267.17
     Class B-2 Interest Paid                                2,267.17

     Current Month Class B-2 Overdue Interest                   0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance              332,999.61
     Class B-2 Percentage                                       4.00%
     Base Principal Amount                                803,996.46
     Class B-2 Base Principal Distribution Amount          32,159.86
     Prior Month B-1 Overdue Principal                          0.00
     Additional amount due for floor payment                2,425.80
                                                        ------------
     Total B-1 Note Principal Due                          34,585.66

     Class B-2 Principal Paid                              34,585.66

     Class B-2 Overdue Principal                                0.00

     Current Month Class B-2 Principal Balance            298,413.94

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 2000

FLOOR TEST

     Initial ADCPB                                                              85,790,915.00
     Floor percent                                                                       3.50%
                                                                              ---------------
     Floor                                                                       3,002,682.03

     Ending ADCPB                                                                9,963,270.34

     less
     Beginning Balance - Class A                           7,159,483
     Beginning Balance - Class B1                            333,000
     Beginning Balance - Class B2                            333,000
                                                     ---------------
                                                           7,825,482
     less
     Current Month Payment - Class A                         691,437
     Current Month Payment - Class B1                         32,160
     Current Month Payment - Class B2                         32,160
                                                     ---------------
                                                             755,757             7,069,725.47

     Excess of ending ADCPB over Note balance after initial payments             2,893,544.87

     Excess (deficit) of excess balance over floor                                (109,137.16)
     Cash available after payment of regular payments                               57,006.33
                                                                                -------------
     Additional payment to certificate holders                                      57,006.33


ADJUSTED FLOOR TEST
     Ending ADCPB                                                                9,963,270.34

     less
     Beginning Balance - Class A                           7,159,483
     Beginning Balance - Class B1                            333,000
     Beginning Balance - Class B2                            333,000
                                                     ---------------
                                                           7,825,482
     less
     Current Month Payment - Class A                         743,592
     Current Month Payment - Class B1                         34,586
     Current Month Payment - Class B2                         34,586
                                                     ---------------
                                                             812,763             7,012,719.14

     Excess of ending ADCPB over Note balance after initial payments             2,950,551.20

     Excess (deficit) of excess balance over floor                                 (52,130.83)

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 2000


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                       10,767,267
     Servicer Fee Rate                                           0.5000%
     One-twelfth                                                 0.0417%
     Servicer Fee                                              4,486.36

     Prior Servicer Fee Arrearage                                  0.00
     Servicer Fee Due                                          4,486.36

     Servicer Fee Paid                                         4,486.36

     Current Servicing Fee Arrearage                               0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                       10,767,267
     Back-Up Servicer Fee Rate                                   0.0130%
     One-twelfth                                                 0.0011%
     Back-up Servicer Fee                                        116.65

     Prior Back-Up Servicer Fee Arrearage                          0.00
     Total Back-Up Servicer Fee Due                              116.65

     Back-Up Servicer Fee Paid                                   116.65

     Current Back-Up Servicing Fee Arrearage                       0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                 291.67
     Trustee Fee Rate                                            0.0100%

     Prior Trustee Fee Arrearage                                   0.00
     Total Trustee Fee Due                                       291.67

     Trustee Fee Paid                                            291.67

     Current Trustee Fee Arrearage                                 0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal                         7,159,482.94
     Monthly Premium Rate                                        0.0208%
     Prior Premium Arrearage                                       0.00
     Premium Amount Due                                        1,492.00

     Premium Amount Paid                                       1,492.00

     Current Premium Arrearage                                     0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 2000

Early Amortization Events

     (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

     (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section 10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

     (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

     (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

     (e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

     (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

     (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

     (h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01
          (h)]

     (i)  A Delinquency Trigger Event has occurred and is continuing; or

     (j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

     (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 2000

                                                                         NO

       (a) Event of Servicer Termination (Yes/No)                        No
                                                                     ------------

       (b) Certificate Insurer makes an Insured Payment                  No
                                                                     ------------

       (a) Gross Charge-Off Event (Yes/No)                               No
                                                                     ------------

       (b) Delinquency Trigger Event                                     No
                                                                     ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
         11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)     Any failure by the Servicer to submit a Monthly Statement pursuant to
         Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 2000


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                                                                                                    Gross
                                                  Gross                           Gross                          Charge-Off
                                                 Defaults        Recoveries    Charge-Offs       ADCPB              Ratio
                                                 --------        ----------    -----------       -----           ----------

            2 months prior                            444            4,310         (3,865)     11,782,223          (0.39)%
            1 month prior                          28,760           28,644            116      10,814,466           0.01%
            Current                                     0              473           (473)     10,032,656          (0.06)%


            3 Month Gross Charge-Off Ratio                                                                         (0.15)%
            Maximum Allowed                                                                                         2.50%


30+ DELINQUENCIES

                                                                         Monthly
                            Delinquencies      ADCPB                  Delinquencies
                            -------------      -----                  -------------

           2 months prior       693,033      11,782,223                    5.88%
           1 month prior        667,822      10,814,466                    6.18%
           Current month        578,216      10,032,656                    5.76%

                            Delinquency Ratio:                             5.94%
                            Maximum Delinquency Ratio:                     6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 2000
ISSUER RESTRICTING EVENT CALCULATIONS

       (a) Gross Defaults (>=180)                                        No
                                                                     ------------

       (b) Issuer Delinquency Trigger Ratio                              No
                                                                     ------------


GROSS DEFAULTS (>=180)


                                                 Monthly Gross                     Monthly
                                                    Defaults         ADCPB      Gross Defaults
                                                 -------------     ----------   --------------
           Current month                                    0      10,032,656         0.0000%
           1 month prior                                    0      10,814,466         0.0000%
           2 months prior                                   0      11,782,223         0.0000%
                                                   ----------      ----------     ----------
           Sum/Average                                      0      10,876,448         0.0000%
                                                                                           4
                                                                                  ----------
           Gross Defaults                                                               0.00%

                  i A  Subordinated Percentage                                         32.61%
                 ii B  WAL of Remaining Leases                                          1.71
                       Two                                                                 2
                       Ratio (i/ii)/2                                                   9.56%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                Monthly
                            Delinquencies      ADCPB         Delinquencies
                            -------------    ----------      -------------
           2 months prior       315,623      11,782,223        2.68%
           1 month prior         35,436      10,814,466        0.33%
           Current month              0      10,032,656        0.00%


                            Issuer Delinquency Trigger Ratio:  1.00%
                            Maximum Ratio Allowed:             2.50%


EARLY AMORTIZATION EVENT

       (1) Is Subordination Level < 14%                      No
                                                        -------------

       (2) Has a Gross Charge-Off Event Occurred?            No
                                                        -------------

       (3) Has a Delinquency Event Occurred?                 No
                                                        -------------


           Class A Certificate Balance after payment       6,415,891
           ADCPB as of prior month-end                    10,767,267
           Ratio of Class A Cert. To ADCPB                                59.59%

           Actual Class A Subordination Level                             40.41%
           Minimum Class A Subordination Level                            14.00%
           EARLY AMORTIZATION EVENT?                                          NO

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 2000

        Aging/Delinquency Statistics

                                                                                      ADCPB                   Total
         Current                                                                         9,454,441                    94.24%
         31-60 Days Past Due                                                               322,682                     3.22%
         61-90 Days Past Due                                                               255,534                     2.55%
         91+ Days Past Due                                                                       0                     0.00%
                                                                              --------------------     --------------------

         Total                                                                          10,032,656                   100.00%


         Certificate Factors

         Class A Notes                                                                 0.086959542
         Class B-1 Notes                                                               0.086959648
         Class B-2 Notes                                                               0.086959648


         Substitution Limits [Section 7]

         ADCPB as of Cut-Off Date                                                    85,790,915.00
         Maximum Substitution (10% of Initial)                                        8,579,091.50
         Maximum Substitution for Defaulted Contracts (5% of Initial)                 4,289,545.75

         Prior month Cumulative ADCPB Substituted                                     4,447,572.13
         Current month ADCPB Substituted                                                        --
                                                                              --------------------
         Cumulative ADCPB Substituted                                                 4,447,572.13

         Prior month Cumulative ADCPB Substituted for Defaulted Contracts             1,980,863.06
         Current month ADCPB Substituted Defaulted Contracts                                    --
                                                                              --------------------
         Cumulative ADCPB Substituted for Defaulted Contracts                         1,980,863.06


         Portfolio Prepayment Statistics

         Prior month Cumulative ADCPB prepaid                                        13,880,655.04
         Current month ADCPB prepaid                                                     33,958.11
                                                                              --------------------
         Cumulative ADCPB prepaid                                                    13,914,613.15

         Prior month Cumulative ADCPB Defaulted                                       6,079,371.44
         Current month ADCPB Defaulted                                                          --
                                                                              --------------------
         Cumulative ADCPB Defaulted                                                   6,079,371.44

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 2000


--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                   63,362.55

LOCKBOX ACCOUNT
      Transfer of prior period Payments not yet transferred to Collection Account          (161,156.99)
      Transfer of prior period Excluded Amounts not yet transferred                        (111,508.79)
      Collections Received [5.02 (b)(d)]                                                  1,010,553.12
      Excluded Amounts [5.02 (d)][Definition]                                              (224,849.07)
      Collections on Deposit due Collection Account [5.02 (d)]                             (445,996.77)

      Ending Balance                                                                        130,404.05


COLLECTION ACCOUNT
      BEGINNING BALANCE, DECEMBER 1, 1999                                                                            499,835.22

      ACTIVITIES RELATED TO COLLECTION PERIOD ENDED DECEMBER 1, 1999
      Add:  Servicer Advance                                                                                         349,321.19
      Add:  Payments due Collection Account from last 2 business days prior period                                   162,674.56
      Add:  Add'l transfers                                                                                                0.00
      Add: Amounts to Collection Acct from Security deposit account                                                        0.00
      Less: Total distributions on  December 10, 1999                                                             (1,011,830.97)
      ACTIVITIES RELATED TO COLLECTION PERIOD ENDED DECEMBER 1, 2000
      Aggregate Amount of Actual Payments [6.01 b (i)]                                                               445,996.77
      Add: Servicer Advances [5.03][6.01 b (ii)]                                                                           0.00
      Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                       0.00
      Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                                  0.00
      Add: Any Investment Earnings [6.01 b (v)]                                                                        1,860.35
      Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                            0.00
      Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                         0.00
      Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                                   0.00
      Add: Security Deposits Related to Prepayment                                                                         0.00
      Add: Offset Amount as Provided by 5.12 [6.01 c]                                                                      0.00
      Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                                   0.00
      Less: Amounts Sevicer Advanced but deems uncorrectable [6.01 d]                                                      0.00
      Less: Payments due Collection Acct. from last 2 business days in calendar mo                                         0.00

      Ending balance on November 30, 2000 and December 1, 2000                                                       447,857.12

      Add: Servicer Advances to be deposited on Determination Date                                                   300,086.57
      Add: Payments due Collection Acct from last 3 business days                                                    116,459.21
      Add: Payments not yet transferred to the Collection Account                                                          0.00
      Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                            0.00

      Adjusted Collection Account Balance                                                                            864,402.90

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 2000

SECURITY DEPOSIT ACCOUNT

      Beginning  Balance                                                                             16,538.65
      Add: Balance deposited on closing date                                                              0.00
      Add: Security Deposits [6.02 b]                                                                     0.00
      Less: Amounts to Collection Account [6.02 c]                                                        0.00
      Add:  Investment Earnings                                                                          87.90
                                                                                                     ---------

      Ending balance on November 30, 2000                                                            16,626.55

      Less: Amounts to Collection Account [6.02 c]                                                        0.00

      Adjusted Security Deposit  Account Balance                                                     16,626.55


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


      Beginning Balance                                                                                                0.00
      Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                     0.00
      Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                    0.00
      Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                    0.00
                                                                                                                       ----

      Ending balance on November 30, 2000                                                                              0.00

      Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                     0.00

      Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                    0.00
                                                                                                                       ----

      Adjusted New Transferred Property Funding Account Balance                                                        0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 2000

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                          864,402.90


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

      (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                0.00

      (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                            0.00

      (iii)   Aggregate of: [6.06 c (iii)]
              (A)       Unreimbursed Servicer Advances from prior periods                                              0.00
              (B)       Servicer Fee and unpaid Servicer Fee                                                       4,486.36
              (C)       Servicing Charges inadvertently deposited in Collection Account                                0.00

      (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                116.65

      (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                  1,492.00

      (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                  291.67

      (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                            40,868.72

      (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                        2,117.32

      (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                          2,267.17

      (x)     Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]             691,436.96

      (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                      0.00

      (xii)   Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]        32,159.86
              provided no restricting event exists

      (xiii)  Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]       32,159.86
              provided no restricting event or issuer restricting event exists

      (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                       0.00

      (xv)    Prepayments optionally transferred to collection account and disbursed in                                0.00
              consideration of the transfer of New Transferred Property not in excess of
              $5,000,000 [6.06 c (xv)]

      (xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                             0.00
              Net of Additional Principal Distribution to Class A, B1 & B2.

              a.        Class A Additional Principal Distribution Amount                                          52,154.73

              b.        Class B1 Additional Principal Distribution Amount                                          2,425.80

              c.        Class B2 Additional Principal Distribution Amount                                          2,425.80


      Reviewed By:

      ------------------------------------------
      Sandy B. Ho
      Executive Vice President & CFO

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 2000

ADCPB BALANCE
Initial ADCPB                                                       72,024,925.77
Prior Month ADCPB                                                   18,166,371.63
Current Month ADCPB (Before addition of New Property)               17,373,888.28
Base Principal Amount (Prior - Current)                                792,483.35
Add:  ADCPB of New Transferred Property                                      0.00
Ending ADCPB (Current + ADCPB of New Property)                      17,373,888.28

CLASS A INTEREST SCHEDULE

      Prior Month Class A Principal Balance                         15,159,652.46
      Class A Certificate Rate                                               6.29%
      One twelfth of Class A Certificate Rate                                0.52%
      Class A Certificate Interest                                      79,461.84
      Prior Month Class A Overdue Interest                                   0.00

      Class A Interest Due                                              79,461.84
      Class A Interest Paid                                             79,461.84

      Current Month Class A Overdue Interest                                 0.00

CLASS A PRINCIPAL SCHEDULE

      Prior Month Class A Principal Balance                         15,159,652.46
      Class A Percentage                                                    88.00%
      Base Principal Amount                                            792,483.35
                                                                    -------------
      Class A Base Principal Distribution Amount                       697,385.35
      Prior Month Class A Overdue Principal                                  0.00
                                                                    -------------
      Total A Note Principal Due                                       697,385.35
      Additional amount due for floor payment                          144,016.84
      Additional Class A Principal Due                                       0.00
                                                                    -------------
      Class A Principal Paid                                           841,402.19

      Class A Overdue Principal                                              0.00
                                                                    -------------

      Current Month Class A Principal Balance                       14,318,250.28

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 2000

CLASS B-1 INTEREST SCHEDULE

      Prior Month Class B-1 Principal Balance                          516,806.01
      Class B-1 Certificate Rate                                             7.01%
      One twelfth of Class B-1 Certificate Rate                              0.58%
      Class B-1 Certificate Interest                                     3,019.01
      Prior Month Class B-1 Overdue Interest                                 0.00

      Class B-1 Interest Due                                             3,019.01
      Class B-1 Interest Paid                                            3,019.01

      Current Month Class B-1 Overdue Interest                               0.00

CLASS B-1 PRINCIPAL SCHEDULE

      Prior Month Class B-1 Principal Balance                          516,806.01
      Class B-1 Percentage                                                   3.00%
      Base Principal Amount                                            792,483.35
      Class B-1 Base Principal Distribution Amount                      23,774.50
      Prior Month B-1 Overdue Principal                                      0.00
      Additional amount due for floor payment                            4,909.66
      Total B-1 Note Principal Due                                      28,684.16
                                                                    -------------

      Class B-1 Principal Paid                                          28,684.16


      Class B-1 Overdue Principal                                            0.00

      Current Month Class B-1 Principal Balance                        488,121.84

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 2000

CLASS B-2 INTEREST SCHEDULE

      Prior Month Class B-2 Principal Balance                          430,671.86
      Class B-2 Certificate Rate                                             8.22%
      One twelfth of Class B-2 Certificate Rate                              0.69%
      Class B-2 Certificate Interest                                     2,950.10
      Prior Month Class B-2 Overdue Interest                                 0.00

      Class B-2 Interest Due                                             2,950.10
      Class B-2 Interest Paid                                            2,950.10

      Current Month Class B-2 Overdue Interest                               0.00

CLASS B-2 PRINCIPAL SCHEDULE

      Prior Month Class B-2 Principal Balance                          430,671.86
      Class B-2 Percentage                                                   2.50%
      Base Principal Amount                                            792,483.35
      Class B-2 Base Principal Distribution Amount                      19,812.08
      Prior Month B-1 Overdue Principal                                      0.00
      Additional amount due for floor payment                            4,091.39
      Total B-2 Note Principal Due                                      23,903.47

      Class B-2 Principal Paid                                          23,903.47

      Class B-2 Overdue Principal                                            0.00

      Current Month Class B-2 Principal Balance                        406,768.39

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 2000


FLOOR TEST

      Initial ADCPB                                                                      72,024,925.77
      Floor percent                                                                               3.00%
                                                                                         -------------
      Floor                                                                               2,160,747.77

      Ending ADCPB                                                                       17,373,888.28

      less
      Beginning Balance - Class A                                      15,159,652
      Beginning Balance - Class B1                                        516,806
      Beginning Balance - Class B2                                        430,672
                                                                    -------------
                                                                       16,107,130
      less
      Current Month Payment - Class A                                     697,385
      Current Month Payment - Class B1                                     23,775
      Current Month Payment - Class B2                                     19,812
                                                                    -------------
                                                                          740,972        15,366,158.40

      Excess of ending ADCPB over Note balance after
        initial payments                                                                  2,007,729.88

      Excess (deficit) of excess balance over floor                                        (153,017.89)
      Cash available after payment of regular payments                                      208,200.36
                                                                                         -------------
      Additional payment to certificate holders                                             153,017.89


ADJUSTED FLOOR TEST
      Ending ADCPB                                                                       17,373,888.28

      less
      Beginning Balance - Class A                                      15,159,652
      Beginning Balance - Class B1                                        516,806
      Beginning Balance - Class B2                                        430,672
                                                                    -------------
                                                                       16,107,130
      less
      Current Month Payment - Class A                                     841,402
      Current Month Payment - Class B1                                     28,684
      Current Month Payment - Class B2                                     23,903
                                                                    -------------
                                                                          893,990        15,213,140.51

      Excess of ending ADCPB over Note balance after
        initial payments                                                                  2,160,747.77

      Excess (deficit) of excess balance over floor                                               0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 2000

SERVICING FEE SCHEDULE

      Prior Month ADCPB                                                18,166,372
      Servicer Fee Rate                                                    0.5000%
      One-twelfth                                                          0.0417%
      Servicer Fee                                                       7,569.32

      Prior Servicer Fee Arrearage                                           0.00
      Servicer Fee Due                                                   7,569.32

      Servicer Fee Paid                                                  7,569.32

      Current Servicing Fee Arrearage                                        0.00

BACK-UP SERVICING FEE SCHEDULE

      Prior Month ADCPB                                                18,166,372
      Back-Up Servicer Fee Rate                                            0.0200%
      One-twelfth                                                          0.0017%
      Back-up Servicer Fee                                                 302.77

      Prior Back-Up Servicer Fee Arrearage                                   0.00
      Total Back-Up Servicer Fee Due                                       302.77

      Back-Up Servicer Fee Paid                                            302.77

      Current Back-Up Servicing Fee Arrearage                                0.00


TRUSTEE FEE SCHEDULE

      Trustee Fee                                                          291.67
      Trustee Fee Rate                                                     0.0100%

      Prior Trustee Fee Arrearage                                            0.00
      Total Trustee Fee Due                                                291.67

      Trustee Fee Paid                                                     291.67

      Current Trustee Fee Arrearage                                          0.00


CERTIFICATE PREMIUM SCHEDULE

      Class A Certificate Principal Balance                         15,159,652.46
      Monthly Premium Rate                                                 0.0200%
      Prior Premium Arrearage                                                0.00
      Premium Amount Due                                                 3,032.00

      Premium Amount Paid                                                3,032.00

      Current Premium Arrearage                                              0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 2000

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10.01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 2000


          Aging/Delinquency Statistics

                                                                                   ADCPB                   Total
                                                                              ---------------           ----------
Current                                                                            16,374,885                93.77%
31-60 Days Past Due                                                                   538,245                 3.08%
61-90 Days Past Due                                                                    40,472                 0.23%
91+ Days Past Due                                                                     508,640                 2.91%
                                                                              ---------------           ----------
Total                                                                              17,462,242               100.00%


Certificate Factors

Class A Notes                                                                     0.225905793
Class B-1 Notes                                                                   0.225905673
Class B-2 Notes                                                                   0.225905757


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                                        72,024,925.77
Maximum Substitution (10% of Initial)                                            7,202,492.58
Maximum Substitution for Defaulted Contracts (5% of Initial)                     3,601,246.29

Prior month Cumulative ADCPB Substituted                                         3,517,292.07
Current month ADCPB Substituted                                                            --
                                                                              ---------------
Cumulative ADCPB Substituted                                                     3,517,292.07

Prior month Cumulative ADCPB Substituted for Defaulted Contracts                 1,320,928.59
Current month ADCPB Substituted Defaulted Contracts                                        --
                                                                              ---------------
Cumulative ADCPB Substituted for Defaulted Contracts                             1,320,928.59


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                            11,550,027.64
Current month ADCPB prepaid                                                         61,698.57
                                                                              ---------------
Cumulative ADCPB prepaid                                                        11,611,726.21

Prior month Cumulative ADCPB Defaulted                                           4,401,351.27
Current month ADCPB Defaulted                                                       57,989.09
                                                                              ---------------
Cumulative ADCPB Defaulted                                                       4,459,340.36

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 2000

Restricting Event Calculations


        (a)  Event of Servicer Termination (Yes/No)                   No
                                                                ---------------

        (b)  Certificate Insurer makes an Insured Payment             No
                                                                ---------------

        (a)  Gross Charge-Off Event (Yes/No)                          No
                                                                ---------------

        (b)  Delinquency Trigger Event                                No
                                                                ---------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 2000


Gross Charge-Offs (>=160 and accounts bought back by source)


                                             Gross                                Gross                             Monthly
                                            Defaults           Recoveries       Charge-Offs           ADCPB       Charge-Offs
                                           ----------          ----------       -----------         ----------    -----------
     2 months prior                            10,836               5,318             5,517         19,073,623        0.35%
     1 month prior                                  0              11,010           (11,010)        18,230,022       (0.72)%
     Current                                   57,989             115,123           (57,134)        17,462,242       (3.93)%


     3 Month Gross Charge-Off Ratio                                                                                  (1.43)%
     Maximum Allowed                                                                                                  2.50%


30+ Delinquencies


                                                                                                     Monthly
                                         Delinquencies           ADCPB                            Delinquencies
                                         -------------         ----------                         -------------
             2 months prior                 1,175,356          19,073,623                                 6.16%
             1 month prior                  1,295,822          18,230,022                                 7.11%
             Current month                  1,087,356          17,462,242                                 6.23%

                                         Delinquency Ratio:                                               6.50%
                                         Maximum Delinquency Ratio:                                       7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 2000
ISSUER RESTRICTING EVENT CALCULATIONS

        (a)  Gross Defaults (>=180)                                   No
                                                                ---------------

        (b)  Issuer Delinquency Trigger Ratio                         No
                                                                ---------------


GROSS DEFAULTS (>=180)


                                                                       Monthly
                                    Gross Defaults      ADCPB       Gross Defaults
                                    --------------    ----------    --------------
             Current                         0        17,462,242        0.0000%
             1 month prior                   0        18,230,022        0.0000%
             2 months prior                  0        19,073,623        0.0000%
                                          ----        ----------        ------
             Sum/Average                     0        18,255,296        0.0000%
                                                                             4
             Gross Defaults                                               0.00%

                     i A            Subordinated Percentage              14.78%
                    ii B            WAL of Remaining Leases               2.08
                                    Two                                   2.00
                                    Ratio (i/ii)/2                        3.56%


ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)


                                                                         Monthly
                                    Delinquencies       ADCPB         Delinquencies
                                    --------------    ----------      --------------
             2 months prior            308,368        19,073,623            1.62%
             1 month prior             427,035        18,230,022            2.34%
             Current month             508,640        17,462,242            2.91%


                                    Issuer Delinquency Trigger Ratio:       2.29%
                                    Maximum Ratio Allowed:                  2.50%


EARLY AMORTIZATION EVENT

        (1)  Is Subordinate Interest less than 8.86% of ADCPB?        No
                                                                 --------------

        (2)  Has a Gross Charge-Off Event Occurred?                   No
                                                                 --------------

        (3)  Has a Delinquency Event Occurred?                        No
                                                                 --------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 2000


--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                        46,823.39

LOCKBOX ACCOUNT
      Transfer of prior period Payments not yet transferred to
        Collection Account                                                      (137,724.04)
      Transfer of prior period Excluded Amounts not yet transferred              (47,223.17)
      Collections Received [5.02 (b)(d)]                                       1,073,040.71
      Excluded Amounts [5.02 (d)][Definition]                                   (282,880.12)
      Collections on Deposit due Collection Account [5.02 (d)]                  (458,903.19)

      Ending Balance                                                             193,133.58


COLLECTION ACCOUNT
      BEGINNING BALANCE, NOVEMBER 1, 2000                                                                 480,217.48

      ACTIVITIES RELATED TO COLLECTION PERIOD ENDED NOVEMBER 1, 2000
      Add:  Servicer Advance                                                                              331,899.19
      Add:  Payments due Collection Account from last 2 business days prior period                        143,175.56
      Add:  Add'l transfers                                                                                     0.00
      Add: Amounts to Collection Acct from Security deposit account                                             0.00
      Less: Total distributions on  November 10, 2000                                                    (955,292.23)
      ACTIVITIES RELATED TO COLLECTION PERIOD ENDED DECEMBER 1, 2000
      Aggregate Amount of Actual Payments [6.01 b (i)]                                                    458,903.19
      Add: Servicer Advances [5.03][6.01 b (ii)]                                                                0.00
      Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]            0.00
      Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                       0.00
      Add: Any Investment Earnings [6.01 b (v)]                                                             2,037.33
      Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                 0.00
      Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                              0.00
      Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                        0.00
      Add: Security Deposits Related to Prepayment                                                              0.00
      Add: Offset Amount as Provided by 5.12 [6.01 c]                                                           0.00
      Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                        0.00
      Less: Amounts Sevicer Advanced but deems uncorrectable [6.01 d]                                           0.00
      Less: Payments due Collection Acct. from last 2 business days in calendar mo.                             0.00

      Ending balance on November 30, 2000 and December 1, 2000                                            460,940.52

      Add: Servicer Advances to be deposited on Determination Date                                        391,503.21
      Add: Payments due Collection Acct from last 3 business days                                         193,355.27
      Add: Payments not yet transferred to the Collection Account                                               0.00
      Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                 0.00

      Adjusted Collection Account Balance                                                               1,045,799.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 2000

SECURITY DEPOSIT ACCOUNT

      Beginning  Balance                                                                                     0.00
      Add: Balance deposited on closing date                                                                 0.00
      Add: Security Deposits [6.02 b]                                                                        0.00
      Less: Amounts to Collection Account [6.02 c]                                                           0.00
      Add:  Investment Earnings                                                                              0.00
                                                                                                           ------
      Ending balance on November 30, 2000                                                                    0.00

      Less: Amounts to Collection Account [6.02 c]                                                           0.00

      Adjusted Security Deposit  Account Balance                                                             0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT

      Beginning Balance                                                                                                   0.00
      Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                        0.00
      Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                       0.00
      Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                       0.00
                                                                                                                        ------
      Ending balance on November 30, 2000                                                                                 0.00

      Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                        0.00

      Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                       0.00
                                                                                                                        ------
      Adjusted New Transferred Property Funding Account Balance                                                           0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 2000

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                        1,045,799.00


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

      (i)    Initial Unpaid Amts inadvertently dep. in Collection Account
             [6.06 c (i)]                                                                                                 0.00

      (ii)   Indemnity payments paid inadvertently dep in Collection Account
             [6.06 c (ii)]                                                                                                0.00

      (iii)  Aggregate of: [6.06 c (iii)]
             (A)  Unreimbursed Servicer Advances from prior periods                                                       0.00
             (B)  Servicer Fee and unpaid Servicer Fee                                                                7,569.32
             (C)  Servicing Charges inadvertently deposited in Collection Account                                         0.00

      (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                    302.77

      (v)    Premium Amount due on Payment Date and unpaid Premiums
             [6.06 c (v)]                                                                                             3,032.00

      (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees
             [6.06 c (vi)]                                                                                              291.67

      (vii)  Class A Certificate Interest and Overdue Class A Interest
             [6.06 c (vii)]                                                                                          79,461.84

      (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest
             [6.06 c (viii)]                                                                                          3,019.01

      (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest
             [6.06 c (ix)]                                                                                            2,950.10

      (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal
              [6.06 c (x)]                                                                                          697,385.35

      (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date
             [6.06 b (xi)]                                                                                                0.00

      (xii)  Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal
             [6.06 c (xii)] provided no restricting event exists                                                     23,774.50


      (xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal
             [6.06 c (xiii)] provided no restricting event or issuer restricting event exists                        19,812.08


      (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                           0.00

      (xv)   Prepayments optionally transferred to collection account and disbursed in consideration of the transfer of New Transferred Property not in excess of
             $5,000,000 [6.06 c (xv)]                                                                                     0.00

      (xvi)  TO THE HOLDER OF THE TRUST CERTIFICATE ANY REMAINING AMOUNTS [6.06 b (xiii)]
             NET OF ADDITIONAL PRINCIPAL DISTRIBUTION TO CLASS A, B1 & B2.                                           55,182,47

             a.   Class A Additional Principal Distribution Amount                                                  144,016.84

             b.   Class B1 Additional Principal Distribution Amount                                                   4,909.66

             c.   Class B2 Additional Principal Distribution Amount                                                   4,091.39

      Reviewed By:



      -------------------------------------------------------
      SANDY B. HO
      EXECUTIVE VICE PRESIDENT & CFO